EXHIBIT 10.32

SALARY INFORMATION FOR EXECUTIVE OFFICERS

The table below provides information regarding the salary of each executive officer of Kosan Biosciences Incorporated (“Kosan”) as of March 15, 2005. All other compensation arrangements between Kosan and each of its executive officers are referenced in the Exhibit Index to this Annual Report on Form 10-K.

Executive Officer	Salary
Daniel V. Santi, M.D., Ph.D.	$425,000
Robert G. Johnson, Jr., M.D., Ph.D.	$350,000
Susan M. Kanaya	$292,000
Bruce E. MacMillan	$252,000